Exhibit 10.1

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (the “Agreement”), dated as of the 31st day of May, 2008, is entered into by and between ANGKOR WAT MINERALS LTD., a Cambodian company (“Target”) and ELRAY RESOURCES, INC., a Nevada corporation (“Purchaser”).

WHEREAS:

A.

Purchaser is a Nevada corporation in the business of mining exploration;

B.

Target is a Cambodian company in the business of mining exploration;

C.

Purchaser desires to purchase from Target securityholders (the “Target Securityholders”) all Target securities owned by Target Securityholders (the “Target Securities”) in exchange for shares of the common stock of Purchaser;

D.

The respective boards of directors of Purchaser and Target have approved the acquisition of Target by Purchaser on the terms and subject to the conditions set forth in this Agreement (the “Acquisition”);

E.

The board of directors of Target is recommending that Target Securityholders accept the offer set forth in this Agreement;

F.

Purchaser, Target and Target Securityholders intend that the transactions contemplated by this Agreement will constitute a tax-free “reorganization” under the U.S. Internal Revenue Service Regulations and that all the terms and provisions herein be interpreted, construed and enforced to effectuate this intent; and

G.

Purchaser is a United States Securities and Exchange Commission reporting issuer and its shares are approved for quotation and trading on the OTC Bulletin Board.

NOW, THEREFORE, in consideration of the mutual benefits to be derived and the representations and warranties, conditions, covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as. follows:

ARTICLE 1

THE OFFER

1.1

The Offer. Subject to the terms and conditions of this Agreement (any of which may be waived by Purchaser in its sole discretion), Purchaser offers to purchase all the issued and outstanding shares of Target (the “Offer”).

1.2

Target Actions. Target hereby approves of and consents to the Offer and the Acquisition and represents that the board of directors of Target, at a meeting duly called and held, duly and unanimously adopted resolutions approving this Agreement, the Offer and the Acquisition, determining that the terms of the Offer and the Acquisition are fair to, and in the best interests of, the Target Securityholders and recommending that the Target Securityholders approve and adopt this Agreement, accept the Offer and tender the Target Securities pursuant to the Offer.

ARTICLE 2

THE ACQUISITION

2.1

The Acquisition. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing (as hereafter defined), Purchaser shall issue 30,000,000 shares of the common stock of Purchaser (the “Exchange Shares”) to the Target Securityholders on a pro rata basis.

2.2

Dissenting Shares. Purchaser shall have the right, but not the obligation, to take such actions as are necessary or appropriate under applicable law to acquire the Target Securities of Target Securityholders who do not accept the Offer and validly tender their Target Securities pursuant thereto.

2.3

The Closing. The closing of the Acquisition (the “Closing”) shall take place at 2:00 p.m. on July 15, 2008 (the “Closing Date”) at such place as the parties shall agree, unless another date is agreed to in writing by the parties.

ARTICLE 3

COVENANTS, REPRESENTATIONS AND WARRANTIES OF PURCHASER

3.1

Covenants, Representations and Warranties. Purchaser covenants, represents and warrants in favour of Target that:

(a)

it is a corporation duly incorporated under the laws of the State of Nevada and that it is a valid, subsisting corporation in good standing under all of the applicable corporate or other laws, and that it is unrestricted in its right to enter into this Agreement;

(b)

its books and records, financial and otherwise, are and have been properly prepared and maintained in form and substance adequate for preparing audited financial statements in accordance with generally accepted accounting principles, and fairly and accurately reflect all of its assets, obligations and accruals, and all transactions (normally reflected in books and records in accordance with generally accepted accounting principles) to which it is or was a party or by which it or any of its assets are or were affected;

(c)

the execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby do not require any consent that has not been received prior to the date hereof;

(d)

its authorized and issued capital is, at the date of this Agreement, 75,000,000 common shares, with a par value of $0.001 per share, of which 56,437,500 are issued and outstanding;

(e)

the financial statements of Purchaser dated as of March 31, 2008 (the “Purchaser’s Financial Statements”), copies of which have been delivered to Target, fully, fairly and accurately represent the financial affairs and condition of Purchaser as of the said date, and no material adverse changes have occurred in or to the condition of Purchaser or its financial position since March 31, 2008;

(f)

Shaun D. Langford is the sole officer and director of Purchaser; Mr. Langford has no employment contract with Purchaser and is not owed any money by Purchaser for salary, consulting fees, shareholder loans or otherwise;

(g)

it will not, prior to the Closing, without the prior written consent of Target, enter into any agreements which shall require it to issue any shares, or securities convertible to shares, in its capital, or to acquire any assets, or to assume or incur any debts or other obligations, except as would be required in the normal course to satisfy its obligations under this Agreement;

(h)

it has no liabilities, due or accruing due, contingent or absolute, liquidated or unliquidated, of any kind except

(i)

liabilities disclosed or provided for in the Purchaser’s Financial Statements,

(ii)

liabilities incurred in the ordinary course of business since the date of the Purchaser’s Financial Statements, which are consistent with past practice and are not, in the aggregate, material and adverse to the business of Purchaser, or to the financial condition or results of the Purchaser;

(i)

the Exchange Shares will, when issued, be validly issued as fully paid and non-assessable and free and clear of all encumbrances;

(j)

the issuance of the Exchange Shares will be effected in such a manner as to be exempt from registration under the Securities Act of 1933 (the “Securities Act”) and all applicable state securities or blue sky laws;

(k)

there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending, or to the knowledge of Purchaser, threatened against or affecting Purchaser or any of its property or assets at law or in equity or before or by any court or federal, state, municipal or other governmental authority, department, commission, board, tribunal, bureau or agency; and

(l)

to the best of its knowledge, there are no orders ceasing or suspending trading in the securities of Purchaser and no proceedings for this purpose have been instituted or are pending or threatened.

ARTICLE 4

COVENANTS, REPRESENTATIONS AND WARRANTIES OF TARGET

4.1

Covenants, Representations and Warranties. Target covenants, represents and warrants in favour of Purchaser that:

(a)

Target is a corporation duly incorporated under the laws of Cambodia, and it is valid, subsisting and in good standing pursuant to all of the applicable corporate or other laws applicable to it, and that it is unrestricted in its right to enter into this Agreement;

(b)

Target is the sole legal and beneficial owner of all its assets, free and clear of all liens, charges and encumbrances whatsoever;

(c)

Target’s books and records, financial and otherwise, are and have been properly prepared and maintained in form and substance adequate for preparing audited financial statements in accordance with generally accepted accounting principles, and fairly and accurately reflect all of Target’s assets, obligations and accruals, and all transactions (normally reflected in books and records in accordance with generally accepted accounting principles) to which Target is or was a party or by which Target or any of its assets are or were affected;

(d)

the execution, delivery and performance by Target of this Agreement and the consummation by Target of the transactions contemplated hereby do not require any consent that has not been received prior to the date hereof;

(e)

it is not subject to any agreements, judgments or orders of any nature or kind whatsoever which would require it to issue any shares in its capital other than the voting common shares in its capital which are either issued and outstanding or are due to be issued to the Target Securityholders;

(f)

each of the Target Securityholders owns and has good and marketable title to all of the Target Securities held by him as the legal and beneficial owner thereof, free and clear of all encumbrances and such securities have been duly and validly issued and, with respect to the shares, are outstanding as fully paid and non-assessable shares in the capital of the Target;

(g)

the financial statements of Target dated as of December 31, 2007 (the “Target’s Financial Statements”), fully, fairly and accurately represent the financial affairs and condition of Target as of the said date, and no material adverse changes have occurred in or to the condition of Purchaser or its financial position since December 31, 2007;

(h)

it has no liabilities, due or accruing due, contingent or absolute, liquidated or unliquidated, of any kind except

(i)

liabilities disclosed or provided for in the Target’s Financial Statements,

(ii)

liabilities incurred in the ordinary course of the business since the date of the Target’s Financial Statements, which are consistent with past practice and are not, in the aggregate, material and adverse to the business of Target, or to the financial condition or results of the Target;

(i)

no person, firm or corporation will have, immediately prior to the Closing Date, any agreement, warrant or option, or any right capable of becoming an agreement, warrant or option, for the purchase of any unissued shares in the capital of Target or any securities convertible into such shares;

(j)

Target is duly authorized by its board of directors  to execute and deliver this Agreement and this Agreement is a valid and binding agreement, enforceable against Target in accordance with its terms except as limited by laws of general application affecting the rights of creditors; and

(k)

there is no basis for and there are no actions, suits, judgments, investigations or proceedings outstanding or pending, or to the knowledge of Target, threatened against or affecting Target or any of its property or assets at law or in equity or before or by any court or federal, state, municipal or other governmental  authority, department, commission, board, tribunal, bureau or agency.

ARTICLE 5

CONDUCT AND TRANSACTIONS PRIOR TO CLOSING, AFTER CLOSING

5.1

Access to Records and Properties.

(a)

Of Target. Target shall give Purchaser and Purchaser’s counsel, accountants, lenders and their respective employees, agents and representatives such access (during normal business hours) to, and opportunity to examine, the books, records, files, documents, properties and assets of Target, and cause the officers, directors, employees, agents, representatives, legal counsel, accounts and auditors of Target to furnish such financial and operating data and other information, as Purchaser shall from time to time reasonably request. Any investigation pursuant to this Section 5.1 shall be conducted in such manner as not to interfere unreasonably with the ordinary course of the business and operations of Target or with the confidentiality respecting the transactions contemplated by this Agreement.

(b)

Of Purchaser. Purchaser shall give Target and Target’s counsel, accountants, lenders and their respective employees, agents and representatives such access (during normal business hours) to, and opportunity to examine, the books, records, files, documents, properties and assets of Purchaser, and cause the officers, directors, employees, agents, representatives, legal counsel, accounts and auditors of the Purchaser to furnish such financial and operating data and other information, as Target shall from time to time reasonably request. Any investigation pursuant to this Section 5.1 shall be conducted in such manner as not to interfere unreasonably with the ordinary course of the business and operations of the Purchaser or with the confidentiality respecting the transactions contemplated by this Agreement.

5.2

Activities Prior to Closing.

(a)

Operation of Target. From the date of this Agreement to the Closing Date, except to the extent that Purchaser shall consent in writing, Target shall operate its business in the ordinary course of business consistent with recent past practice. Without limiting the generality of the foregoing, Target shall:

(i)

not merge or consolidate with any other entity or acquire any other business or entity;

(ii)

notify Purchaser of any significant loss of, damage to or destruction of any of its material properties or assets;

(iii)

maintain in full force and effect all present insurance coverage and apply the proceeds received under any such coverage as a result of any loss of, damage to or destruction of any properties or assets to the repair, restoration or replacement thereof;

(iv)

use its reasonable efforts to preserve the present managerial employees, reputation and business relationships of Target with persons and entities having business dealings with them; and

(v)

refrain from taking any action which (if not remedied) would render any representation and warranty contained in Article 4 inaccurate at and as of the Closing Date., and shall promptly advise Purchaser of any such event or circumstance.

(b)

Operation of Purchaser. From the date hereof to the Closing Date, except to the extent that Target shall consent in writing, Purchaser shall not conduct business activities.

5.3

Best Efforts to Satisfy Conditions. Purchaser and Target shall use their best efforts to satisfy the conditions to the Closing set forth in Article 6 of this Agreement, to the extent that the satisfaction of such conditions is in the control of such party, as soon as practicable after the date hereof; provided, however, the foregoing shall not constitute a limitation upon the covenants and obligations of any party otherwise expressly set forth in this Agreement.

5.4

Board of Directors and Officers. Upon the Closing, Purchaser’s Board of Directors and officers shall resign in favour of nominees of Target.

ARTICLE 6.

CONDITIONS OF CLOSING

6.1

Conditions to Obligations of Purchaser. The obligations of Purchaser to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions, each of which may be waived by Purchaser:

(a)

Representations and Warranties: Performance of Obligations. The representations and warranties of Target set forth in this Agreement shall be true and correct in all materials respects on the Closing Date as though made on and as of the Closing Date. Target shall have performed the agreements and obligations required to be performed by it under this Agreement prior to the Closing Datc.

(b)

Legal Restraints. There shall not have been proposed or enacted any law, or any change in any existing law, which prohibits or delays, or threatens to prohibit or delay, the consummation of any of the transactions contemplated by this Agreement or which could reasonably have a material adverse effect thereon.

(c)

Compliance With Securities Matters. Purchaser shall have received evidence satisfactory to Purchaser’s counsel that the transactions contemplated by this Agreement shall qualify for exemptions from registration with respect to all applicable federal, state and provincial securities laws.

(d)

Delivery of Financial Statements. Target will deliver to Purchaser the Target’s Financial Statements, which shall include audited financial statements for Target’s last two fiscal years, prepared in accordance with U.S. GAAP and audited by an independent auditor registered with the Public Company Accounting Oversight Board in the United States.

(e)

Legal Opinion. Target will deliver to Purchaser on the Closing Date an opinion of Target’s legal counsel, addressed to Purchaser’s legal counsel, in form satisfactory to Purchaser’s counsel that:

(i)

Target is duly organized and validly existing under the laws of Cambodia and is in good standing with respect to the filing of annual reports;

(ii)

all necessary steps and corporate proceedings have been taken to permit the Target Securities to be duly and validly transferred to and registered in the name of Purchaser; and

(iii)

all Target securities are duly authorized, validly issued and outstanding as fully paid and non-assessable.

6.2

Conditions to Obligations of Target. The obligations of Target to consummate the transactions contemplated by this Agreement are subject to the satisfaction of the following conditions, each of which may be waived by Target:

(a)

Representations and Warranties: Performance of Obligations. The representations and warranties of Purchaser set forth in this Agreement shall be true and correct in all material respects on the Closing Date as though made on and as of the Closing Date. Purchaser shall have performed the agreements and obligations required to be performed by it under this Agreement prior to the Closing Date.

(b)

Legal Restraints. There shall not have been proposed or enacted any law, or any change in any existing law, which prohibits or delays, or threatens to prohibit or delay, the consummation of the transactions contemplated by this Agreement or which could reasonably have a material adverse effect thereon.

(c)

Exchange Shares. Purchaser shall have delivered to the Target Securityholders the Exchange Shares in the manner provided in Section 2.1 of this Agreement. Purchaser may issue the Exchange Shares in reliance upon Regulation S or Regulation D under the Securities Act and such issuance will not violate the registration requirements of the Securities Act.

(d)

Surrender of Shares. Shaun D. Langford, President of Purchaser, shall surrender 30,000,000 shares of the common stock of Purchaser for cancellation on the Closing.

(e)

Compliance With Securities Matters. The transactions contemplated by this Agreement shall, in the opinion of counsel for Target, qualify for exemptions from. registration with respect to all applicable federal, state and provincial securities laws.

(f)

Compliance With Rule 14(f)(1). Purchaser shall have complied with Rule 14(f)(1) of the Securities and Exchange Act of 1934, if required.

(g)

Legal Opinion. Purchaser will deliver to Target on the Closing Date one or more legal opinions, addressed to Target’s legal counsel, in form satisfactory to Target’s legal counsel that:

(i)

Purchaser is duly organized and validly existing under the laws of the State of Nevada and is in good standing with the Secretary of State of Nevada;

(ii)

all necessary steps and corporate proceedings have been taken to permit the Exchange Shares to be duly and validly issued to and registered in the name of the Target Securityholders; and

(iii)

the number of authorized and issued shares in the capital of the Purchaser is as warranted by Purchaser and all issued shares are duly authorized, validly issued and outstanding as fully paid and non-assessable.

ARTICLE 7

TERMINATION

7.1

Termination of Agreement.

(a)

By Purchaser. This Agreement may be terminated by Purchaser, upon notice to Target, if: (i) the Closing shall not have occurred on the Closing Date, for any reason whatsoever, other than a material breach by Purchaser; (ii) Target shall have breached any representation, warranty or covenant of this Agreement, whether or not such breach is susceptible of cure; or (iii) the results of Purchaser’s due diligence review shall not be satisfactory to Purchaser, in its sole discretion.

(b)

By Target. Target may terminate this Agreement, upon notice to Purchaser, only in the event of a material breach by Purchaser of any representation, warranty or covenant of Purchaser set forth in this Agreement that is not cured by Purchaser within thirty (30) days of the giving of notice of such breach.

(c)

By Purchaser and Target. Purchaser and Target may terminate this Agreement at any time before Closing by mutual agreement.

(d)

Effect of Termination. Termination of this Agreement under this Section shall automatically and irrevocably terminate all liabilities and obligations of the terminating party arising under this Agreement. All rights of the terminating party arising under this Agreement, and all liabilities and obligations of the other party or parties hereto, shall survive any such termination.

ARTICLE 8

MISCELLANEOUS

8.1

Further Actions. The parties shall execute and deliver (or cause to be executed and delivered) such other and further documents and instruments and shall take (or cause to be taken) such other and further actions as any other party may reasonably request in order to effect and/or evidence the transactions contemplated by this Agreement or to otherwise consummate and give effect to the covenants and agreements set forth herein.

8.2

Entire Agreement. This Agreement contains the entire agreement between Target and Purchaser with respect to the subject matter hereof and supersedes all prior agreements, arrangements and understandings with respect thereto.

8.3

Notices. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by, prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

If to the Target Securityholders and Target:

Angkor Wat Minerals Ltd.

Attn.: Michael Malbourne

#Co3 – Borey Supheak Monkul,

Highway 6, Sangkat Chroy Changwa,

Khan Russey Keo, Phnom Penh, Cambodia

If to Elray:

Elray Resources, Inc.

Attn.: Shaun D. Langford

2678 Point Grey Rd.

Vancouver, British Columbia, Canada V6K 1A5

Any party may, by notice, change the address or telecopier number to which notices or other communications to it are to be delivered, telecopied or sent.

8.4

Governing Law. This Agreement shall be interpreted according to the laws of the Province of British Columbia and the laws of Canada applicable therein, and the parties agree that they shall be subject to the jurisdiction and authority of the courts of the Province of British Columbia.

8.5

Waivers and Amendments. Any waiver of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing and executed by each of the parties hereto. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party’s rights hereunder at any time to enforce strict compliance with every term and condition of this Agreement.

8.6

Illegalities. In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect, and the remaining provisions of this Agreement, shall not, at the election of the party for whose benefit the provision exists, be in any way impaired.

8.7

Counterparts. This Agreement may be executed in any number of counterparts, and by facsimile, and each such counterpart shall be deemed to be an original instrument, but all such counterparts. together shall constitute but one agreement.

8.8

Enurement. This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, successors, administrators and assigns.

THE PARTIES INTENDING TO BE LEGALLY BOUND have executed this Agreement as of the date first above written.

ELRAY RESOURCES, INC.

ANGKOR WAT MINERALS LTD.

By: /s/ Shaun D. Langford

By. /s/ Michael Malbourne

Name:Shaun D. Langford

Name: Michael Malbourne

Title: President

    Title: Company Secretary